Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of iDial Networks, Inc. on Form SB-2, of our report dated March 6, 2000 appearing in the Registration Statement, and to the reference to us under the heading "Experts" in such Registration Statement.

                                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

Dated ^ October 12, 2001
Denver, Colorado